Report of Independent Registered Public Accounting Firm

To the Board of Directors of ReliaStar Life Insurance Company of New York and Contract Owners of ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P, and Q
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P, and Q (the Separate Account), as of December 31, 2024, the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/S/ ERNST & YOUNG LLP
We have served as the Separate Accounts Auditor since 2001.
San Antonio, TX
April 3, 2025

Appendix
Subaccounts comprising ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P, and Q

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Capital Appreciation Fund - Series I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Voya Balanced Portfolio - Class I
Voya Government Money Market Portfolio - Class I
Voya Intermediate Bond Portfolio - Class I
Voya Balanced Income Portfolio - Institutional Class
Voya High Yield Portfolio - Institutional Class
Voya High Yield Portfolio - Service Class
Voya Global Bond Portfolio - Initial Class
Voya Global Insights Portfolio - Initial Class
Voya Global High Dividend Low Volatility Portfolio - Class I
Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class I
Voya SmallCap Opportunities Portfolio - Class I

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Invesco V.I. Capital Appreciation Fund - Series I	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$887	$1,372	$1,221	$1,538	$50
Total assets	887	1,372	1,221	1,538	50
Net assets	$887	$1,372	$1,221	$1,538	$50

Total number of mutual fund shares	14,048	51,582	21,080	2,701	4,585

Cost of mutual fund shares	$675	$1,173	$822	$531	$57

	Voya Government Money Market Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Institutional Class	Voya High Yield Portfolio - Institutional Class	Voya High Yield Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$241	$36	$4,093	$932	$80
Total assets	241	36	4,093	932	80
Net assets	$241	$36	$4,093	$932	$80

Total number of mutual fund shares	241,267	3,344	402,427	107,103	9,167

Cost of mutual fund shares	$241	$42	$4,147	$1,021	$88

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Assets and Liabilities
December 31, 2024
(In thousands, except number of shares)

	Voya Global Bond Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$25	$3,970	$5	$1,784	$952
Total assets	25	3,970	5	1,784	952
Net assets	$25	$3,970	$5	$1,784	$952

Total number of mutual fund shares	3,091	423,241	422	21,731	30,209

Cost of mutual fund shares	$34	$5,861	$5	$810	$543

	Voya MidCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$7,921	$69
Total assets	7,921	69
Net assets	$7,921	$69

Total number of mutual fund shares	1,342,463	2,964

Cost of mutual fund shares	$7,615	$63

Note: The Statements of Assets and Liabilities were zero as of December 31, 2024 for the closed subaccounts listed in the Organization Note.

The accompanying notes are an integral part of these financial statements.
4

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Invesco V.I. Capital Appreciation Fund - Series I	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$—	$24	$2	$18	$2
Expenses:
Mortality and expense risk charges	10	17	14	18	1
Net investment income (loss)	(10)	7	(12)	—	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	5	6	8	38	—
Capital gains distributions	—	78	137	1	—
Total realized gain (loss) on investments
and capital gains distributions	5	84	145	39	—
Net unrealized appreciation
(depreciation) of investments	227	77	166	253	(1)
Net realized and unrealized gain (loss)
on investments	232	161	311	292	(1)
Net increase (decrease) in net assets
resulting from operations	$222	$168	$299	$292	$—

	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Institutional Class	Voya High Yield Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$3	$11	$2	$60	$72
Expenses:
Mortality and expense risk charges	1	3	—	50	13
Net investment income (loss)	2	8	2	10	59

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(3)	—	—	(26)	(49)
Capital gains distributions	13	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	10	—	—	(26)	(49)
Net unrealized appreciation
(depreciation) of investments	(4)	—	(1)	459	52
Net realized and unrealized gain (loss)
on investments	6	—	(1)	433	3
Net increase (decrease) in net assets
resulting from operations	$8	$8	$1	$443	$62

The accompanying notes are an integral part of these financial statements.
5

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Operations
For the Period or Year Ended December 31, 2024
(In thousands)

	Voya High Yield Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$7	$1	$—	$—	$7
Expenses:
Mortality and expense risk charges	1	—	49	—	21
Net investment income (loss)	6	1	(49)	—	(14)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(5)	(1)	(124)	—	225
Capital gains distributions	—	—	2,265	—	63
Total realized gain (loss) on investments
and capital gains distributions	(5)	(1)	2,141	—	288
Net unrealized appreciation
(depreciation) of investments	6	—	(1,789)	—	188
Net realized and unrealized gain (loss)
on investments	1	(1)	352	—	476
Net increase (decrease) in net assets
resulting from operations	$7	$—	$303	$—	$462

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$19	$—	$—
Expenses:
Mortality and expense risk charges	12	94	1
Net investment income (loss)	7	(94)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	24	(29)	—
Capital gains distributions	15	—	—
Total realized gain (loss) on investments
and capital gains distributions	39	(29)	—
Net unrealized appreciation
(depreciation) of investments	70	1,204	11
Net realized and unrealized gain (loss)
on investments	109	1,175	11
Net increase (decrease) in net assets
resulting from operations	$116	$1,081	$10

The accompanying notes are an integral part of these financial statements.
6

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Invesco V.I. Capital Appreciation Fund - Series I	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Net assets at January 1, 2023	$604	$1,239	$812	$1,112	$86

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(8)	8	(7)	2	1
Total realized gain (loss) on investments
and capital gains distributions	(39)	49	59	81	(6)
Net unrealized appreciation
(depreciation) of investments	229	49	189	181	8
Net increase (decrease) in net assets
resulting from operations	182	106	241	264	3
Changes from principal transactions:
Premiums	—	1	1	—	1
Death benefits	(25)	—	(62)	(59)	—
Surrenders & withdrawals	(55)	(127)	(63)	(27)	(40)
Contract charges	—	—	—	—	—
Transfers between subaccounts (including
fixed account), net	—	1	—	—	—
Increase (decrease) in net assets
derived from principal transactions	(80)	(125)	(124)	(86)	(39)
Total increase (decrease) in net assets	102	(19)	117	178	(36)
Net assets at December 31, 2023	706	1,220	929	1,290	50

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10)	7	(12)	—	1
Total realized gain (loss) on investments
and capital gains distributions	5	84	145	39	—
Net unrealized appreciation
(depreciation) of investments	227	77	166	253	(1)
Net increase (decrease) in net assets
resulting from operations	222	168	299	292	—
Changes from principal transactions:
Premiums	—	1	1	—	—
Death benefits	(35)	(10)	(2)	(21)	—
Surrenders & withdrawals	(6)	(8)	(4)	(24)	—
Contract charges	—	—	—	(1)	—
Transfers between subaccounts (including
fixed account), net	—	1	(2)	2	—
Increase (decrease) in net assets
derived from principal transactions	(41)	(16)	(7)	(44)	—
Total increase (decrease) in net assets	181	152	292	248	—
Net assets at December 31, 2024	$887	$1,372	$1,221	$1,538	$50

The accompanying notes are an integral part of these financial statements.
7

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Institutional Class	Voya High Yield Portfolio - Institutional Class
Net assets at January 1, 2023	$105	$325	$33	$4,010	$1,263

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	10	1	76	67
Total realized gain (loss) on investments
and capital gains distributions	1	—	—	(65)	(26)
Net unrealized appreciation
(depreciation) of investments	12	—	1	382	89
Net increase (decrease) in net assets
resulting from operations	14	10	2	393	130
Changes from principal transactions:
Premiums	—	2	—	16	5
Death benefits	—	—	—	(150)	(59)
Surrenders & withdrawals	(8)	(103)	—	(323)	(85)
Contract charges	—	—	—	(3)	(1)
Transfers between subaccounts (including
fixed account), net	1	2	—	(15)	—
Increase (decrease) in net assets
derived from principal transactions	(7)	(99)	—	(475)	(140)
Total increase (decrease) in net assets	7	(89)	2	(82)	(10)
Net assets at December 31, 2023	112	236	35	3,928	1,253

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	8	2	10	59
Total realized gain (loss) on investments
and capital gains distributions	10	—	—	(26)	(49)
Net unrealized appreciation
(depreciation) of investments	(4)	—	(1)	459	52
Net increase (decrease) in net assets
resulting from operations	8	8	1	443	62
Changes from principal transactions:
Premiums	—	2	—	6	2
Death benefits	(5)	—	—	(68)	(205)
Surrenders & withdrawals	(1)	(3)	—	(328)	(179)
Contract charges	—	—	—	(3)	(1)
Transfers between subaccounts (including
fixed account), net	(114)	(2)	—	115	—
Increase (decrease) in net assets
derived from principal transactions	(120)	(3)	—	(278)	(383)
Total increase (decrease) in net assets	(112)	5	1	165	(321)
Net assets at December 31, 2024	$—	$241	$36	$4,093	$932

The accompanying notes are an integral part of these financial statements.
8

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya High Yield Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net assets at January 1, 2023	$134	$28	$3,521	$29	$1,191

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	1	(46)	1	(10)
Total realized gain (loss) on investments
and capital gains distributions	(7)	(1)	541	3	170
Net unrealized appreciation
(depreciation) of investments	13	1	544	(3)	326
Net increase (decrease) in net assets
resulting from operations	13	1	1,039	1	486
Changes from principal transactions:
Premiums	—	—	6	—	3
Death benefits	(18)	—	(37)	(25)	(26)
Surrenders & withdrawals	(9)	(1)	(527)	—	(95)
Contract charges	—	—	(2)	—	(1)
Transfers between subaccounts (including
fixed account), net	(1)	—	(5)	(1)	1
Increase (decrease) in net assets
derived from principal transactions	(28)	(1)	(565)	(26)	(118)
Total increase (decrease) in net assets	(15)	—	474	(25)	368
Net assets at December 31, 2023	119	28	3,995	4	1,559

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	1	(49)	—	(14)
Total realized gain (loss) on investments
and capital gains distributions	(5)	(1)	2,141	—	288
Net unrealized appreciation
(depreciation) of investments	6	—	(1,789)	—	188
Net increase (decrease) in net assets
resulting from operations	7	—	303	—	462
Changes from principal transactions:
Premiums	—	—	2	—	9
Death benefits	—	(3)	(96)	—	(97)
Surrenders & withdrawals	(46)	—	(233)	—	(154)
Contract charges	—	—	(2)	—	(1)
Transfers between subaccounts (including
fixed account), net	—	—	1	1	6
Increase (decrease) in net assets
derived from principal transactions	(46)	(3)	(328)	1	(237)
Total increase (decrease) in net assets	(39)	(3)	(25)	1	225
Net assets at December 31, 2024	$80	$25	$3,970	$5	$1,784

The accompanying notes are an integral part of these financial statements.
9

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Statements of Changes in Net Assets
For the Periods or Years Ended December 31, 2024 and 2023
(In thousands)

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Net assets at January 1, 2023	$906	$7,112	$79

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	(90)	(1)
Total realized gain (loss) on investments
and capital gains distributions	68	(1,058)	(12)
Net unrealized appreciation
(depreciation) of investments	—	2,666	27
Net increase (decrease) in net assets
resulting from operations	76	1,518	14
Changes from principal transactions:
Premiums	1	63	—
Death benefits	(57)	(74)	(34)
Surrenders & withdrawals	(42)	(575)	—
Contract charges	—	(4)	—
Transfers between subaccounts (including
fixed account), net	(1)	(6)	(1)
Increase (decrease) in net assets
derived from principal transactions	(99)	(596)	(35)
Total increase (decrease) in net assets	(23)	922	(21)
Net assets at December 31, 2023	883	8,034	58

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	(94)	(1)
Total realized gain (loss) on investments
and capital gains distributions	39	(29)	—
Net unrealized appreciation
(depreciation) of investments	70	1,204	11
Net increase (decrease) in net assets
resulting from operations	116	1,081	10
Changes from principal transactions:
Premiums	1	31	—
Death benefits	(17)	(166)	—
Surrenders & withdrawals	(30)	(1,049)	—
Contract charges	—	(4)	—
Transfers between subaccounts (including
fixed account), net	(1)	(6)	1
Increase (decrease) in net assets
derived from principal transactions	(47)	(1,194)	1
Total increase (decrease) in net assets	69	(113)	11
Net assets at December 31, 2024	$952	$7,921	$69

The accompanying notes are an integral part of these financial statements.
10

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

1.    ORGANIZATION
ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P and Q ("Separate Account M," "Separate Account P" and "Separate Account Q," respectively, collectively, the "Account") was established under the provisions of New York insurance laws by ReliaStar Life Insurance Company of New York ("RLNY" or the "Company"). The Account is closed to new deposits and new policyholders. The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc., a holding company domiciled in the State of Delaware.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"). Contracts included under Separate Accounts M and P are qualified contracts, which are defined as contracts that may be purchased for individual retirement plans that qualify for Federal tax benefits available under Sections 401, 403(a), 403(b), 408, or 457 of the Internal Revenue Code ("IRC"). Contracts included under Separate Account Q are non-qualified contracts, which are defined as contracts issued for deferred compensation and other individual retirement plans which do not qualify for the Federal tax benefits described above.

The assets of the Account are invested in open-ended diversified management investment companies registered under the Act. RLNY ceased offering the Separate Account M Contracts in September of 1981, the date that Revenue Ruling 81-225 was announced by the Internal Revenue Service. Contracts issued through Separate Account M are subject to current taxation on income from fund shares. Contract owners may transfer their balances to Separate Account P, which is closed to new contract owners, but continues to accept additional deposits from existing contract owners. Similarly, Separate Account Q is closed to new contract owners, but continues to accept deposits from existing contract owners.

RLNY provides for variable accumulation and benefits under variable annuity contracts ("Contracts") by crediting annuity considerations to one or more subaccounts within the Account or an investment option in the Company's fixed account, as directed by the contract owners. The portion of the Account's assets applicable to Contracts will not be charged with liabilities arising out of any other business RLNY may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of RLNY. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of RLNY.

The Account provides its principal products and services through one operating segment. The President of the Company is the chief operating decision maker ("CODM"). The CODM assesses performance and makes resource allocation decisions based upon the Net increase (decrease) in net assets resulting from operations presented in the Statements of Operations. The measure of segment assets is reported on the Statements of Assets and Liabilities as Total assets. Significant expenses regularly provided to the CODM are consistent with those presented in the Statements of Operations.

As of December 31, 2024, the Account had 17 subaccounts, 5 of which invest in independently managed mutual funds and 12 of which invest in mutual funds managed by an affiliate, Voya Investments, LLC. The assets in each subaccount are invested in shares of a designated fund of various investment trusts (the "Trusts"). The subaccounts with asset balances at December 31, 2024 are as follows:

AIM Variable Insurance Funds:	Voya Balanced Income Portfolio - Institutional Class
Invesco V.I. Capital Appreciation Fund - Series I	Voya High Yield Portfolio - Institutional Class
Fidelity Variable Insurance Products Fund:	Voya High Yield Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Initial Class	Voya Partners, Inc.:
Fidelity Variable Insurance Products Fund II:	Voya Global Bond Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class	Voya Variable Portfolios, Inc.:
Fidelity Variable Insurance Products Fund V:	Voya Global High Dividend Low Volatility Portfolio - Class I
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Government Money Market Portfolio:	Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Government Money Market Portfolio - Class I	Voya Variable Products Trust:
Voya Intermediate Bond Portfolio:	Voya MidCap Opportunities Portfolio - Class I
Voya Intermediate Bond Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Voya Investors Trust:

11

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

During 2024, the following subaccount was closed to contract owners. This subaccount is not included in the Statements of Assets and Liabilities or Financial Highlights Note.

Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I

2.    SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a subaccount and are recorded at fair value, determined by the net asset value per share of the respective subaccount. Investment transactions in each subaccount are recorded on the trade date. Distributions of net investment income and capital gains from each subaccount are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the subaccount are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of RLNY, which is taxed as a life insurance company under the IRC. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of RLNY, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the subaccounts. Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return elected by the annuitant is 3.50% to 5.00%. The mortality risk is fully borne by the Company. To the extent that benefits to be paid to the contract owners exceed their account values, RLNY will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to RLNY. As of December 31, 2024, all Contracts in the Account were in the accumulation period. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including premiums, death benefits, surrenders and withdrawals, and contract charges. Also included are transfers between the fixed account and the subaccounts, transfers between subaccounts, and transfers to (from) RLNY related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by RLNY).

Subsequent Events

The Company has evaluated all events through the date the financial statements were issued to determine whether any event required either recognition or disclosure in the financial statements. The Company is not aware of any subsequent events that would have a material effect on the financial statements of the Account.
12

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

3.    FINANCIAL INSTRUMENTS
The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values ("NAV"). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account's assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2024 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2024. The Account had no liabilities as of December 31, 2024.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

•Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
•Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.    CHARGES AND FEES
Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover RLNY's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

RLNY assumes mortality and expense risks related to the operations of the Account, and in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.25% of the average daily net asset value of each of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of $30 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contracts. These charges are assessed through the redemption of units.

Contingent Deferred Sales Charges

RLNY does not deduct a sales charge from purchase payments made for these Contracts. All or a portion of the accumulated value may be withdrawn during the accumulation year. However, purchase payments that are partially or totally withdrawn from the Contract prior to eight years from their date of payment will be charged (with certain exceptions) a contingent deferred sales charge of a percentage of the amount of the purchase payment withdrawn. No such charge will be imposed against withdrawals of purchase payments held for at least eight years. The withdrawn amounts shall be considered withdrawals of purchase payments until the total of all purchase payments in the accumulated value have been withdrawn. A contingent deferred sales charge will not be made against that portion of withdrawals that are in excess of the total purchase payments. Within the year applicable to the contingent deferred sales charge for purchase payments the contract owner may surrender up to 10% of such purchase payments held for at least one year,
13

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

within stated guidelines, without paying a contingent deferred sales charge. This "free withdrawal" amount is cumulative up to 20% of such purchase payments if no withdrawals are taken for a two-year period. These charges are assessed through the redemption of units.

Fees Waived by RLNY

Certain charges and fees for various types of Contracts may be waived by RLNY. RLNY reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5.    RELATED PARTY TRANSACTIONS
Management fees were paid to Voya Investments, LLC, an affiliate of the Company, in its capacity as investment adviser to Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Variable Portfolios, Inc., and Voya Variable Products Trust. The investment advisory agreements of the Trusts provide for fees at annual rates ranging from 0.30% to 0.85% of the average net assets of each respective fund.

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 follow:

	Purchases	Sales
	(In thousands)
AIM Variable Insurance Funds:
Invesco V.I. Capital Appreciation Fund - Series I	$—	$51
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	102	34
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	138	20
Fidelity® VIP Index 500 Portfolio - Initial Class	20	63
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1	1
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	17	122
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	13	8
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	1	—
Voya Investors Trust:
Voya Balanced Income Portfolio - Institutional Class	176	445
Voya High Yield Portfolio - Institutional Class	95	419
Voya High Yield Portfolio - Service Class	8	48
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	1	3
Voya Global Insights Portfolio - Initial Class	2,265	377
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class I	1	—
Voya Russell™ Large Cap Growth Index Portfolio - Class I	228	415
Voya Russell™ Large Cap Value Index Portfolio - Class I	34	58
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	97	1,386
Voya SmallCap Opportunities Portfolio - Class I	1	1
14

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

7.    CHANGES IN UNITS
The net changes in units outstanding follow:

	Year Ended December 31,
	2024			2023
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM Variable Insurance Funds:
Invesco V.I. Capital Appreciation Fund - Series I	8	3,407	(3,399)	13	9,426	(9,413)
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	80	2,504	(2,424)	189	19,879	(19,690)
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	51	518	(467)	69	13,845	(13,776)
Fidelity® VIP Index 500 Portfolio - Initial Class	—	4,151	(4,151)	—	9,299	(9,299)
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	165	(165)	249	16,346	(16,097)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	8	5,523	(5,515)	20	411	(391)
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	213	518	(305)	472	10,485	(10,013)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	—	—	—	—	1	(1)
Voya Investors Trust:
Voya Balanced Income Portfolio - Institutional Class	5,494	18,478	(12,984)	864	25,482	(24,618)
Voya High Yield Portfolio - Institutional Class	2,105	36,287	(34,182)	500	13,956	(13,456)
Voya High Yield Portfolio - Service Class	—	1,963	(1,963)	—	1,312	(1,312)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	—	242	(242)	—	119	(119)
Voya Global Insights Portfolio - Initial Class	33	8,683	(8,650)	178	17,010	(16,832)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class I	—	3	(3)	—	1,772	(1,772)
Voya Russell™ Large Cap Growth Index Portfolio - Class I	1,775	4,463	(2,688)	46	2,027	(1,981)
Voya Russell™ Large Cap Value Index Portfolio - Class I	6	1,123	(1,117)	22	2,662	(2,640)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	10,359	135,599	(125,240)	4,435	79,426	(74,991)
Voya SmallCap Opportunities Portfolio - Class I	56	6	50	69	4,488	(4,419)
15

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

8.    FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for each of the five years in the period ended December 31, 2024 follows:

		Unit Fair Value			Net	Investment				Total ReturnC
	Units	Corresponding to			Assets	Income	Expense RatioB			Corresponding to
	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioA	Lowest to Highest			Lowest to Highest Expense Ratio
Invesco V.I. Capital Appreciation Fund - Series I
2024	62		$14.13		$887	0.00%		1.25%			32.55%
2023	66		$10.66		$706	0.00%		1.25%			33.58%
2022	75		$7.98		$604	0.00%		1.25%			-31.62%
2021	77		$11.67		$909	0.00%		1.25%			21.06%
2020	94		$9.64		$914	0.00%		1.25%			35.01%
Fidelity® VIP Equity-Income Portfolio - Initial Class
2024	177		$7.73		$1,372	1.85%		1.25%			14.01%
2023	179		$6.78		$1,220	1.87%		1.25%			9.18%
2022	199		$6.21		$1,239	1.83%		1.25%			-6.05%
2021	209		$6.61		$1,386	1.87%		1.25%			23.32%
2020	238		$5.36		$1,282	1.58%		1.25%			5.30%
Fidelity® VIP Contrafund® Portfolio - Initial Class
2024	90		$13.38		$1,221	0.19%		1.25%			32.08%
2023	90		$10.13		$929	0.46%		1.25%			31.90%
2022	104		$7.68		$812	0.48%		1.25%			-27.27%
2021	120		$10.56		$1,290	0.09%		1.25%			26.32%
2020	124		$8.36		$1,056	0.29%		1.25%			29.01%
Fidelity® VIP Index 500 Portfolio - Initial Class
2024	121		$12.75		$1,538	1.27%		1.25%			23.31%
2023	125		$10.34		$1,290	1.42%		1.25%			24.73%
2022	134		$8.29		$1,112	1.41%		1.25%			-19.28%
2021	140		$10.27		$1,443	1.34%		1.25%			26.95%
2020	153		$8.09		$1,238	1.63%		1.25%			16.74%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2024	20		$2.48		$50	4.00%		1.25%			0.40%
2023	20		$2.47		$50	2.94%		1.25%			5.11%
2022	36		$2.35		$86	1.97%		1.25%			-14.23%
2021	42		$2.74		$117	1.67%		1.25%			-1.79%
2020	44		$2.79		$123	2.40%		1.25%			8.14%
Voya Government Money Market Portfolio - Class I
2024	23	$10.91	to	$10.41	$241	4.61%	1.00%	to	1.25%	3.90%	to	3.58%
2023	23	$10.50	to	$10.04	$236	4.63%	1.00%	to	1.25%	3.75%	to	3.19%
2022	33	$10.12	to	$9.71	$325	1.43%	1.00%	to	1.25%	0.40%	to	0.21%
2021	38	$10.08	to	$9.69	$375	0.00%	1.00%	to	1.25%	-0.88%	to	-1.22%
2020	40	$10.17	to	$9.81	$395	0.25%	1.00%	to	1.25%	-0.78%	to	-0.91%
Voya Intermediate Bond Portfolio - Class I
2024	2		$15.07		$36	5.63%		1.25%			1.55%
2023	2		$14.84		$35	2.94%		1.25%			5.92%
2022	2		$14.01		$33	2.74%		1.25%			-15.50%
2021	2		$16.58		$40	2.50%		1.25%			-2.07%
2020	2		$16.93		$40	2.56%		1.25%			6.48%
Voya Balanced Income Portfolio - Institutional Class
2024	182		$22.46		$4,093	1.50%		1.25%			11.63%
2023	195		$20.12		$3,928	3.17%		1.25%			10.31%
2022	220		$18.24		$4,010	2.43%		1.25%			-14.85%
2021	242		$21.42		$5,193	2.61%		1.25%			8.07%
2020	253		$19.82		$5,013	3.46%		1.25%			2.06%

16

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

		Unit Fair Value			Net	Investment				Total ReturnC
	Units	Corresponding to			Assets	Income	Expense RatioB			Corresponding to
	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioA	Lowest to Highest			Lowest to Highest Expense Ratio
Voya High Yield Portfolio - Institutional Class
2024	80		$11.64		$932	6.59%		1.25%			6.11%
2023	114		$10.97		$1,253	6.52%		1.25%			10.92%
2022	128		$9.89		$1,263	5.47%		1.25%			-13.32%
2021	130		$11.41		$1,480	5.40%		1.25%			3.92%
2020	138		$10.98		$1,519	5.29%		1.25%			4.67%
Voya High Yield Portfolio - Service Class
2024	3		$23.74		$80	7.04%		1.00%			6.22%
2023	5		$22.35		$119	6.32%		1.00%			10.92%
2022	7		$20.15		$134	5.35%		1.00%			-13.41%
2021	7		$23.27		$165	4.80%		1.00%			4.02%
2020	8		$22.37		$168	4.68%		1.00%			4.58%
Voya Global Bond Portfolio - Initial Class
2024	2		$12.72		$25	3.77%		1.25%			-2.15%
2023	2		$13.00		$28	3.57%		1.25%			4.92%
2022	2		$12.39		$28	3.17%		1.25%			-19.39%
2021	2		$15.37		$35	2.74%		1.25%			-5.94%
2020	2		$16.34		$38	2.67%		1.25%			7.85%
Voya Global Insights Portfolio - Initial Class
2024	100		$39.71		$3,970	0.00%		1.25%			7.97%
2023	109		$36.78		$3,995	0.05%		1.25%			31.08%
2022	125		$27.24		$3,521	0.00%		1.25%			-32.77%
2021	136		$40.52		$5,694	0.00%		1.25%			13.95%
2020	147		$35.56		$5,367	1.06%		1.25%			26.19%
Voya Global High Dividend Low Volatility Portfolio - Class I
2024	—		$16.73		$5	0.00%		1.25%			11.61%
2023	—		$14.99		$4	6.06%		1.25%			5.41%
2022	2		$14.22		$29	2.56%		1.25%			-6.08%
2021	3		$15.14		$49	2.02%		1.25%			19.40%
2020	4		$12.68		$50	1.92%		1.25%			-2.08%
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2024	17		$106.98		$1,784	0.42%		1.25%			32.94%
2023	19		$80.47		$1,559	0.51%		1.25%			44.19%
2022	21		$55.81		$1,191	0.39%		1.25%			-30.89%
2021	23		$80.76		$1,887	0.49%		1.25%			29.05%
2020	28		$62.58		$1,770	0.56%		1.25%			36.76%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2024	21		$44.87		$952	2.07%		1.25%			13.57%
2023	22		$39.51		$883	2.12%		1.25%			8.90%
2022	25		$36.28		$906	1.26%		1.25%			-6.64%
2021	26		$38.86		$996	2.13%		1.25%			21.48%
2020	28		$31.99		$886	1.06%		1.25%			0.22%
Voya MidCap Opportunities Portfolio - Class I
2024	803	$21.00	to	$8.66	$7,921	0.00%	1.00%	to	1.25%	14.75%	to	14.55%
2023	928	$18.30	to	$7.56	$8,034	0.00%	1.00%	to	1.25%	22.33%	to	21.94%
2022	1,003	$14.96	to	$6.20	$7,112	0.00%	1.00%	to	1.25%	-25.79%	to	-26.01%
2021	1,218	$20.16	to	$8.38	$12,812	0.00%	1.00%	to	1.25%	11.01%	to	10.70%
2020	1,291	$18.16	to	$7.57	$12,138	0.10%	1.00%	to	1.25%	39.69%	to	39.41%

17

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ANNUITY FUNDS M, P AND Q
Notes to Financial Statements

		Unit Fair Value	Net	Investment		Total ReturnC
	Units	Corresponding to	Assets	Income	Expense RatioB	Corresponding to
	(000s)	Lowest to Highest Expense Ratio	(000s)	RatioA	Lowest to Highest	Lowest to Highest Expense Ratio
Voya SmallCap Opportunities Portfolio - Class I
2024	8	$9.06	$69	0.00%	1.25%	17.51%
2023	8	$7.71	$58	0.00%	1.25%	19.35%
2022	12	$6.46	$79	0.00%	1.25%	-24.00%
2021	13	$8.50	$117	0.00%	1.25%	3.28%
2020	23	$8.23	$194	0.00%	1.25%	24.89%

A	The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
B	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees Note.
C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

18

Report of Independent Auditors

The Board of Directors and Stockholder
ReliaStar Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of ReliaStar Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

April 1, 2025

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets - Statutory Basis

	December 31
	2024	2023
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$1,076,681	$1,168,298
Bonds - securities loaned and pledged	50,938	45,211
Preferred stocks	5,078	3,851
Common stocks	2,247	2,304
Mortgage loans	102,600	108,882
Contract loans	56,865	61,858
Securities lending collateral	39,115	45,178
Derivatives	865	393
Other invested assets	4,823	5,782
Cash and short term investments	117,797	94,657
Total cash and invested assets	1,457,009	1,536,414
Deferred and uncollected premiums	(2,699)	(1,019)
Accrued investment income	11,242	12,153
Reinsurance balances recoverable	32,213	29,980
Federal income tax recoverable including ($485) & ($751) on realized capital losses at December 31, 2024 and 2023, respectively	1,973	529
Net deferred tax asset	7,741	8,648
Other assets	441	1,064
Separate account assets	461,567	465,721
Total admitted assets	$1,969,487	$2,053,490

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets - Statutory Basis

	December 31
	2024	2023
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$844,539	$889,110
Accident and health reserves	36,174	26,450
Deposit type contracts	38,740	46,766
Policyholders’ funds	138	114
Dividends payable	1,273	1,254
Policy and contract claims	44,579	39,305
Total policy and contract liabilities	965,443	1,002,999

Interest maintenance reserve	2,135	3,635
Accounts payable and accrued expenses	664	1,621
Reinsurance balances	6,538	5,563
Indebtedness to related parties	9,247	14,829
Asset valuation reserve	11,593	7,094
Net transfers to separate accounts due or accrued	184	93
Derivatives	29	144
Payable for securities lending	39,115	45,178
Dividend payable	24,000	24,000
Other liabilities	22,310	26,548
Separate account liabilities	461,567	465,721
Total liabilities	1,542,825	1,597,425

Capital and surplus:
Common stock: $2.00 par value; 1,377,863 shares authorized, issued
and outstanding	2,756	2,756
Paid in and contributed surplus	228,881	228,881
Unassigned surplus	195,025	224,428
Total capital and surplus	426,662	456,065
Total liabilities and capital and surplus	$1,969,487	$2,053,490

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations – Statutory Basis

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$138,553	$141,193	$135,749
Considerations for supplementary contracts with life contingencies	610	2,380	2,669
Net investment income	70,768	71,358	66,443
Amortization of interest maintenance reserve	(1,232)	(662)	(208)
Commissions, expense allowances and reserve adjustments on reinsurance ceded	(41,006)	(32,384)	(47,502)
Other revenue	11,474	11,766	13,369
Total premiums and other revenues	179,167	193,651	170,520
Benefits paid or provided:
Death benefits	59,392	64,023	61,953
Annuity benefits	4,700	6,298	5,344
Surrender benefits and withdrawals	48,493	29,744	35,772
Interest and adjustments on contract or deposit-type contract funds	(610)	1,322	397
Accident and health benefits	94,925	75,067	68,025
Other benefits	3,043	3,489	3,648
Decrease in life, annuity and accident and health reserves	(34,848)	(69,444)	(13,737)
Net transfers from separate accounts	(66,418)	(55,508)	(66,274)
Total benefits paid or provided	108,677	54,991	95,128
Insurance expenses and other deductions:
Commissions	6,943	7,572	8,880
General expenses	15,633	16,505	28,879
Insurance taxes, licenses and fees	6,354	5,740	6,073
Other deductions	723	522	48
Total insurance expenses and other deductions	29,653	30,339	43,880
Gains from operations before policyholder dividends, federal income taxes and net realized capital (loss) gains	40,837	108,321	31,512
Dividends to policyholders	1,277	1,139	1,180
Gains from operations before federal income taxes and net realized capital (loss) gains	39,560	107,182	30,332
Federal income tax expense	5,344	9,563	6,176
Gains from operations before net realized capital (loss) gains	34,216	97,619	24,156
Net realized capital (loss) gains	(935)	(1,309)	950
Net income	$33,281	$96,310	$25,106

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Capital and Surplus – Statutory Basis

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,756	$2,756	$2,756

Paid in and contributed surplus:
Balance at beginning and end of year	228,881	228,881	228,881

Unassigned surplus:
Balance at beginning of year	224,428	173,668	201,399
Net income	33,281	96,310	25,106
Change in net unrealized capital losses	(13)	(1,219)	(485)
Change in nonadmitted assets	(1,963)	4,957	(3,051)
Change in reserve on account of change in valuation basis	—	501	—
Change in liability for reinsurance in unauthorized companies	(2)	(58)	6,673
Change in asset valuation reserve	(4,499)	(2,953)	(2,237)
Change in net deferred income tax	1,126	(9,690)	(1,743)
Dividends to stockholder	(45,000)	(24,000)	(43,000)
Deferred gain on reinsurance of existing business	—	—	—
Amortization of gain on reinsurance	(12,333)	(12,993)	(6,133)
Tax on change in valuation basis	—	(95)	—
Prior period adjustment	—	—	(2,861)
Balance at end of year	195,025	224,428	173,668
Total capital and surplus	$426,662	$456,065	$405,305

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statement of Cash Flows—Statutory Basis

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$140,613	$142,479	$143,976
Net investment income received	70,549	70,108	65,877
Commissions and expenses paid	(30,878)	(31,491)	(41,326)
Benefits paid	(264,645)	(217,818)	(196,384)
Net transfers from separate accounts	66,509	55,742	66,481
Dividends paid to policyholders	(1,280)	(1,096)	(1,168)
Federal income taxes paid	(6,302)	(13,781)	(3,985)
Miscellaneous income	17,387	15,974	8,791
Net cash (used in) provided by operations	(8,047)	20,117	42,262

Investment Activities
Proceeds from investments sold, matured, or repaid:
Bonds	235,079	351,034	398,609
Stocks	20	600	—
Mortgage loans	6,282	13,727	18,053
Other invested assets	296	417	—
Net gain (loss) on cash and short term investments	3	(1)	(1)
Miscellaneous proceeds	6,734	12,672	5,040
Total investment proceeds	248,414	378,449	421,701

Cost of investments acquired:
Bonds	152,761	311,099	418,317
Stocks	1,300	—	999
Mortgage loans	—	16,500	—
Miscellaneous applications	971	2,679	18,991
Total cost of investments acquired	155,032	330,278	438,307
Net decrease in contract loans	4,996	2,948	1,776
Net cash provided by (used in) investment activities	98,378	51,119	(14,830)

Financing and Miscellaneous Activities
Other cash (applied) provided:
Net withdrawals on deposit type contracts	(8,026)	(6,042)	(5,247)
Dividends paid to stockholder	(45,000)	—	(43,000)
Other cash (applied) provided	(14,165)	(18,914)	30,246
Net cash used in financing and miscellaneous activities	(67,191)	(24,956)	(18,001)
Net increase in cash and short term investments	23,140	46,280	9,431
Cash and short term investments:
Beginning of year	94,657	48,377	38,946
End of year	$117,797	$94,657	$48,377

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Statement of Cash Flows—Statutory Basis
In 2022, due to an implementation of new software, the Company revised its approach for calculating the Statement of Cash Flows. The current methodology, which is based on the guidance provided in the National Association of Insurance Commissioners ("NAIC") Instructions, resulted in classification changes for certain amounts. The Company has restated the prior period balances using the current methodology to provide comparable presentation for all periods disclosed. There is no impact to the beginning or ending cash balance as a result of this update.
The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

1.Organization and Significant Accounting Policies
ReliaStar Life Insurance Company of New York (the "Company") is domiciled in New York and is a wholly owned subsidiary of ReliaStar Life Insurance Company ("ReliaStar"), an insurance company domiciled in Minnesota. ReliaStar is a wholly owned subsidiary of Voya Holdings Inc. (“Voya Holdings”), a Connecticut holding and management company. Voya Holdings is a wholly owned subsidiary of Voya Financial, Inc., a publicly traded corporation with its common stock listed on the New York Stock Exchange, under the symbol "VOYA."

Description of Business

The Company principally provides and distributes life insurance and related financial services products, including group life, and health products and services. The Company’s strategy is to offer a wide variety of products and services designed to address customers’ needs for financial security, especially tax advantaged savings for retirement and protection in the event of death. The Company is presently licensed in all 50 states and the District of Columbia.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles

Effective January 1, 2023, Actuarial Guideline ("AG") XLIV (Group Term Life Waiver of Premium Disabled Life Reserves) was revised. The Guideline incorporates the new 2023 Group Term Life Waiver ("GTLW") Mortality and Recovery Valuation Tables. Following Section VI of the revised AG XLIV, the Company applied the new 2023 GLTW valuation tables and the company-specific experience margins to the Group Term Life Waiver of Premium claims effective on and after January 1, 2023.

The Company also exercised the option in Section V of the revised AG XLIV, which allows disability claims effective on or after January 1, 2009 and on or before December 31, 2022 to be valued under Section VI. The impact of this retroactive adoption is an increase in surplus of $0.5 with the tax impact of the valuation basis change of ($0.09) reported in the Statement of Change in Capital and Surplus on the Tax on change in valuation basis line.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

On August 13, 2023, with an effective date of September 30, 2023, the NAIC adopted Interpretation of the Statutory Accounting Principles (E) Working Group Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”) to provide temporary relief resulting from the nonadmit of the net realized losses deferred to the interest maintenance reserve ("IMR"). Provisions within this interpretation are permitted as a short-term solution until December 31, 2025.

Under INT 23-01, net negative (disallowed) IMR of up to 10% of the adjusted general account capital and surplus can now be admitted, with the exception of losses resulting from asset sales compelled by liquidity pressures and losses from derivatives, if such losses had not historically been deferred to IMR.

Correction of Errors

In the first quarter of 2022, the Company determined that it had overstated its Net Income for 2021 by $3.2 due to a reinsurance settlement error. To correct the error, the Company recognized a cumulative prior period adjustment to decrease the surplus in accordance with the provisions of SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP No. 3").

In the third quarter of 2022, the Company determined that it had understated its Net Income for 2021 by $0.4 due to an under ceding of commissions. To correct the error, the Company recognized a cumulative prior period adjustment to increase the surplus in accordance with the provisions of SSAP No. 3.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services ("NYDFS"), which practices differ from United States Generally Accepted Accounting Principles (“U.S. GAAP”). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a designation assigned by the NAIC.

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

•The length of time and the extent to which the fair value has been below cost.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

•The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
•The Company's intent and ability to hold the security long enough for it to recover its fair value.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other–than-temporary. When an other-than-temporary impairment (“OTTI”) is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the IMR and the non-interest related OTTI is included in the asset valuation reserve (“AVR”) in the period that the OTTI is considered to have occurred as prescribed by the NAIC. Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including residential mortgage backed securities/ collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. Structured securities are reported at amortized cost or fair value based on a designation assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur.

For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost. If the Company has the intent and ability to hold the security to recovery, the Company must compare the present value of the expected future cash flows for this security to its carrying value. If the present value of the expected future cash flows for the security is lower than its carrying value, the security is written down to its present value of the expected future cash flows.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, the Company’s fixed maturities are designated at purchase as trading or available-for-sale, except for those accounted for using the fair value option ("FVO"). Fixed maturity investments are reported at fair value. For FVO securities or those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder’s equity. For available-for-sale securities for which the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Changes in the allowance for credit losses are recorded in the statements of operations. Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income.

Asset Valuation Reserve: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is recorded directly to unassigned surplus.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as part of other assets and would be admitted to the extent that the amount is less than 10% of the Company's adjusted general account capital and surplus and the asset sales were not the result of liquidity pressures.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition. Short-term investments are reported at amortized cost which approximates fair value.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Cash, cash equivalents and short-term investments are stated at fair value.

Derivatives: The Company follows the hedge accounting guidance in SSAP No. 86, Derivatives (“SSAP No. 86”) for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract.

Under U.S. GAAP, the effective and ineffective portions of a cash flow hedge are accounted for separately. The effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. The ineffective portion of the derivative's change in value, if any, along with any of the derivative's change in value that is excluded from the assessment of hedge effectiveness, are recorded in other net realized capital gains (losses). For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in other net realized capital gains (losses). An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is reported with the host contract on the balance sheets at fair value, and the change in fair value is recorded in income.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan’s original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company reports mortgage loans at amortized cost, net of allowance for credit losses. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. The change in the allowance for credit losses is recorded in net realized capital gains (losses) in the statements of operations. Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

with SSAP No. 101, Income Taxes ("SSAP No. 101"). A valuation allowance is required if based on the available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.
SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement (with the exception of certain items that are recorded through Other Comprehensive Income or directly to the equity section of the balance sheet) as a component of the total income tax provision.
U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Under U.S. GAAP, incremental, direct costs of contract acquisition and certain costs related directly to successful acquisition activities are capitalized. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. In addition, the outstanding value of in force business acquired is capitalized. Deferred acquisition costs and value of business acquired is amortized on a constant level basis over the expected term of the related contracts.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are recognized as revenue when received. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment-type, universal life-type, fixed annuities, payout contracts without life

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium method and Commissioners’ Reserve Valuation method (“CRVM”) using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using statutory rates for mortality and interest.

Under U.S. GAAP, actuarially determined reserves are calculated to meet future obligations. This includes estimates of unpaid claims and claims that have been incurred but have not been reported as of the balance sheet date. Reserves for long-duration traditional life insurance contracts and accident and health insurance represent the present value of future benefits to be paid to or on behalf of contract owners and related expenses, less the present value of future net premiums. Reserves for payout contracts with life contingencies are equal to the present value of future payments. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for credit losses, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed IMR, non operating systems software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual ("NAIC SAPP"), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non-admitted assets include deferred tax assets that are not admissible under SSAP No. 101. See Deferred Income Taxes above.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Certain reclassifications may be made to prior year amounts to maintain comparability of the years presented.

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the yield to worst method or the lower of cost or fair market value. The Company does not have any SVO-Identified investments as defined in SSAP No. 26R, Bonds-Revised.

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. Amortized cost is determined using the interest method and includes anticipated prepayments. The prospective adjustment method is used to determine the amortized cost for the majority of loan-backed and structured securities. For certain securities, the retrospective adjustments methodology is utilized, including agency and non-agency pools.

Redeemable preferred stocks rated as medium quality or better are valued at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value and perpetual preferred stocks are reported at its fair value with a ceiling of its effective call price.

Common stocks are reported at fair value and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Initial cash and/or non-cash collateral is required at a rate of 102% of the market value of the loaned securities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty’s ability to return securities pledged where collateral is insufficient to cover the loss. Under the securities lending program, the Company also accepts non-cash collateral in the form of securities. The securities retained as collateral may not be sold or re-pledged, except in the event of default, and are not reflected in the Company’s Balance Sheet. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and Mortgage-Backed Securities pools.

Partnership interests, which are included in other invested assets, are reported at the underlying audited U.S. GAAP equity of the investee. Changes in surplus from distributions are reported in investment income.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheet, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The unrealized gains and losses from derivatives not designated as accounting hedges are reported at fair value through surplus. Upon termination, interest related gains and losses on asset hedges are included in IMR and are amortized over the remaining lives of the derivatives; other gains and losses are included in the AVR. The Company enters into the following derivatives:

Credit Contracts:

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in replication and non qualifying hedging relationships.

Equity Contracts:

Futures: Futures contracts are used to hedge against a decrease in certain equity indices. Such decreases may result in a decrease in variable annuity account values which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company may also use futures contracts as a hedge against an increase in certain equity indices. Such increases may result in increased payments to the holders of the Fixed Indexed Annuities ("FIA") contracts. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margin with the exchange on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.

Foreign Exchange Contracts:

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships.

Interest Rate Contracts:

Total return swaps: The Company uses total return swaps as a hedge of interest related risks within various Legacy Annuity products. Using total return swaps, the Company agrees with another party to exchange, at specified intervals, the difference between the economic performance of assets or a market index and a fixed or variable funding multiplied by reference to an agreed upon notional amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Contract Loans: Contract loans are reported at unpaid principal balances but not in excess of the cash surrender value of the related insurance/annuity policy.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 1.25% to 9.25% for 2024.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues. A reserve has been established of $8.8 and $8.8 for any surrender value promised in excess of the legally computed reserves at December 31, 2024 and 2023, respectively.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the NYDFS, is $1.7 billion and $2.0 billion at December 31, 2024 and 2023, respectively. The amount of premium deficiency reserves for life policies on which gross premiums are less than the net premiums is $26.5 and $29.0 at December 31, 2024 and 2023, respectively.

The liability carried for premium deficiency reserves was $7.6 and $7.6 at December 31, 2024 and 2023, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts (“SSAP No. 54”).

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group under Internal Revenue Code ("IRC") Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.
Participating Insurance: Participating business approximates less than 1% of the Company’s ordinary life insurance in force and less than 4% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

Benefit Plans: The Company, through its parent or affiliates, provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plans. The Company, through its parent or affiliates, also provides a contributory retirement plan for substantially all employees.

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2024	2023
	(In Thousands)
Deferred federal income taxes	$38,347	$36,311
Receivables from parents, subsidiaries and affiliates	2	27
Deferred and uncollected premiums	58	143
Reinsurance recoverable	29	1
Other	185	176
Total nonadmitted assets	$38,621	$36,658

Changes in nonadmitted assets are reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2024. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2024.

Guaranteed Benefits: For variable annuity guarantees, Valuation Manual 21 ("VM21") is followed. This guideline interprets how to apply the NAIC Commissioners’ Annuity Reserve Valuation Method to Variable Annuities. Minimum reserves are equal to a stochastic reserve plus an additional standard projection amount. Both reinsurance and hedging are also reflected. Taxes are not incorporated. All assumptions for the Standard Projected Amount are prescribed. All other assumptions are set by the actuary using prudent best-estimates except for prescribed asset defaults and spreads. Furthermore, NYDFS adopted an amendment to

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

NY Regulation 213 ("NY Reg 213") effective January 1, 2020 which requires an additional floor reserve for NY entities. At adoption and at year end 2023, the NY Reg 213 reserve was higher than the VM-21 reserves; therefore, the Company recorded the amounts equal to the NY Reg 213 reserves.At year end 2024, no additional floor reserve was required, and the reserves were equal to the VM-21 reserves.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences under U.S. GAAP.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

2.    Permitted Statutory Basis Accounting Practices
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Laws. The NAIC SSAP has been adopted as a component of prescribed or permitted practices by the State of New York. The New York Superintendent of Financial Services ("Superintendent") has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the New York Department of Financial Services.

The NYDFS superintendent approved a permitted accounting practice that allows the Company to hold reserves computed in accordance with VM-A and VM-C for individual term life policies that convert into universal life policies, instead of Valuation Manual 20: Requirements for Principle-Based Reserves for Life Products ("VM-20") reserves as required by the valuation manual. As of December 31, 2024, there were 102 such policies with total face amount of $22.2 and reserves of $0.3. As of December 31, 2023, there were 91 such policies with total face amount of $20.7 and reserves of $0.2. The Reserves disclosure is affected by this permitted practice.

Other than the permitted practice above, Company did not have any prescribed or permitted practices as of December 31, 2024.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

3.    Investments
Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$40,892	$5	$6,069	$34,828
Foreign other (par value - $220,955)	219,527	5,104	17,419	207,212
Foreign government (par value - $12,002)	12,605	111	1,866	10,850
Corporate securities	449,744	10,177	50,158	409,763
Residential mortgage backed securities	85,446	109	11,681	73,874
Commercial mortgage backed securities	179,466	217	24,063	155,620
Other asset backed securities	139,939	1,639	3,588	137,990
Total bonds	1,127,619	17,362	114,844	1,030,137
Preferred stocks	4,953	133	265	4,821
Common stocks	2,889	451	1,093	2,247
Total equity securities	7,842	584	1,358	7,068
Total	$1,135,461	$17,946	$116,202	$1,037,205

At December 31, 2023
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$27,757	$21	$2,244	$25,534
Foreign other (par value - $228,340)	226,646	6,544	16,734	216,456
Foreign government (par value - $14,360)	15,316	417	1,350	14,383
Corporate securities	526,134	14,576	46,693	494,017
Residential mortgage backed securities	85,016	146	11,921	73,241
Commercial mortgage backed securities	208,710	86	36,004	172,792
Other asset backed securities	124,006	787	4,995	119,798
Total bonds	1,213,585	22,577	119,941	1,116,221
Preferred stocks	3,672	179	257	3,594
Common stocks	2,889	417	1,002	2,304
Total equity securities	6,561	596	1,259	5,898
Total	$1,220,146	$23,173	$121,200	$1,122,119

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2024	2023
	(In Thousands)
Cost or amortized cost	$1,127,619	$1,213,585
Adjustment for below investment grade bonds	—	(76)
Carrying value	$1,127,619	$1,213,509

The aggregate fair value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
	(In Thousands)
At December 31, 2024
Fair value	$77,126	$2,499	$538,736	$618,361
Unrealized loss	3,111	325	111,408	114,844

At December 31, 2023
Fair value	$16,809	$54,720	$669,753	$741,282
Unrealized loss	528	2,892	116,521	119,941

The amortized cost and fair value of investments in bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In Thousands)
Maturity:
Due in 1 year or less	$10,550	$10,176
Due after 1 year through 5 years	76,322	74,408
Due after 5 years through 10 years	137,806	136,981
Due after 10 years	498,090	441,088
	722,768	662,653
Residential mortgage-backed securities	85,446	73,874
Commercial mortgage-backed securities	179,466	155,620
Other asset-backed securities	139,939	137,990
Total	$1,127,619	$1,030,137

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

In managing our risk exposure to subprime and Alt-A mortgages, we take into account collateral performance and structural characteristics associated with our various positions.

While the Company actively invests in and continues to manage a portfolio of such exposures in the form of securitized investments, the Company does not originate or purchase subprime or Alt-A whole-loan mortgages. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company defines Alt-A mortgages to include the following: residential mortgage loans originated before 2009 to customers with better credit profiles (vis-à-vis subprime borrowers) but lack some element(s), such as documentation to substantiate income; residential mortgage loans originated before 2009 to borrowers that would otherwise be classified as prime but for which loan structure provides repayment options to the borrower that increase the risk of default; and any securities originated before 2009 backed by residential mortgage collateral not clearly identifiable as prime or subprime.

The following table summarizes the Company’s exposure to subprime mortgage backed securities and Alt-A mortgage backed securities through other investments as of December 31, 2024, 2023, and 2022, respectively:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	(In Thousands)
December 31, 2024
Residential mortgage-backed securities	$232	$223	$208	$2
Structured securities	93	94	102	—
Total	$325	$317	$310	$2

December 31, 2023
Residential mortgage-backed securities	$247	$241	$227	$—
Structured securities	109	112	121	—
Total	$356	$353	$348	$—

December 31, 2022
Residential mortgage-backed securities	$275	$271	$260	$—
Structured securities	63	64	80	—
Total	$338	$335	$340	$—

The Company did not have underwriting exposure to subprime mortgage risk through investments in subprime mortgage loans, mortgage guaranty or financial guaranty insurance coverage as of December 31, 2024 or 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows prepayment penalty and acceleration fees at December 31, 2024 and 2023:

	General Account	Separate Account
	(In Thousands)
2024
Number of CUSIPs	8	—
Aggregate Amount of Investment Income	$211	$—

2023
Number of CUSIPs	3	—
Aggregate Amount of Investment Income	$1	$—

The following table shows 5GI Securities as of December 31, 2024 and 2023:

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2024	2023	2024	2023	2024	2023
(In Thousands)
Bonds - AC	1	1	$276	$275	$176	$256
LB&SS- AC	—	—	—	—	—	—
Preferred Stock-AC	—	—	—	—	—	—
Preferred Stock- FV	—	—	—	—	—	—
Total	1	1	$276	$275	$176	$256

AC- Amortized Cost FV- Fair Value LB- Loan-backed Securities SS- Structured Securities

Mortgage Loans

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends, and assigned a quality rating using the Company’s internally developed quality rating system. The Company's mortgage loans on real estate are all commercial mortgage loans, held for investment.

No mortgage loans were initiated in 2024.

There were no taxes, assessments or any amounts advanced and not included in the mortgage loan total as of December 31, 2024 and 2023.

Property insurance is required on all collateral securing commercial real estate mortgage loans. Generally the coverage is “all risk” at a level equal to the replacement cost of the improvements. Additional coverage may be required to cover flood, windstorm and other risks associated with collateral type, use and location.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows an age analysis of mortgage loans by type and mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2024 and 2023:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2024
Recorded investment (all)
Current	$—	$—	$—	$—	$102,600	$—	$102,600
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	—%	—%	—%	—%	—%	—%	—
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$—	$—	$—

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2023
Recorded investment (all)
Current	$—	$—	$—	$—	$108,882	$—	$108,882
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	—%	—%	—%	—%	—%	—%	—
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company had no investments in impaired mortgage loans with or without an allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2024 and 2023.

The following table shows investments in impaired mortgage loans held by the Company and the related average recorded investment, the interest income recognized and the investments on nonaccrual status pursuant to SSAP No. 34, Investment Income Due and Accrued as of December 31, 2024 and 2023:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(in Thousands)
December 31, 2024
Average Recorded investment	$—	$—	$—	$—	$3,934	$—	$3,934
Interest income Recognized	—	—	—	—	154	—	154
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized using a Cash-Basis Method of Accounting	—	—	—	—	156	—	156

December 31, 2023
Average Recorded investment	$—	$—	$—	$—	$4,513	$—	$4,513
Interest income Recognized	—	—	—	—	178	—	178
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized using a Cash-Basis Method of Accounting	—	—	—	—	179	—	179

The Company recognizes interest income on its impaired loans upon receipt.

The Company has no allowances for credit losses as of December 31, 2024 and 2023.

The Company has no mortgage loans derecognized as a result of foreclosure as of December 31, 2024 and 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2024	2023	2022
	(In Thousands)
Realized capital losses	$(4,152)	$(5,705)	$(1,020)
Amount transferred to IMR (net of related taxes of $(726) in 2024, $(969) in 2023, and $166 in 2022)	2,732	3,645	(625)
Federal income tax benefit	485	751	2,596
Net realized capital (loss) gain	$(935)	$(1,309)	$950

Realized capital losses include losses of $1.0, $0.0 and $0.5 related to securities that have experienced an other-than-temporary decline in value during 2024, 2023 and 2022, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $145.9, $274.5 and $325.2 in 2024, 2023 and 2022, respectively. Gross gains of $3.5, $3.8 and $6.1 and gross losses of $6.5, $8.3 and $5.0 during 2024, 2023 and 2022, respectively, were realized on those sales. A portion of the gains and losses realized in 2024, 2023 and 2022 has been deferred to future periods in the IMR.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses in aggregate the OTTI recognized in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities ("SSAP No. 43R") during 2024 due to intent to sell or inability or lack of intent to hold to recovery.

	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized
		Interest	Non-interest	Fair Value
	(In Thousands)
First quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total first quarter	$—	$—	$—	$—

Second quarter:
Aggregate intent to sell	$251	$182	$—	$69
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total second quarter	$251	$182	$—	$69

Third quarter:
Aggregate intent to sell	$81	$11	$—	$70
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total third quarter	$81	$11	$—	$70

Fourth quarter:
Aggregate intent to sell	$1,262	$242	$—	$1,020
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total fourth quarter	$1,262	$242	$—	$1,020

Total	N/A	$435	$—	N/A

The Company did not have any OTTI recognized in accordance with structured securities subject to SSAP No. 43R, during 2023 due to intent to sell or inability or lack of intent to hold to recovery.

(In Thousands)

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses in aggregate the OTTI recognized in accordance with structured securities subject to SSAP No. 43R during 2022 due to intent to sell or inability or lack of intent to hold to recovery.

	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized
		Interest	Non-interest	Fair Value
(In Thousands)
First quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total first quarter	$—	$—	$—	$—

Second quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total second quarter	$—	$—	$—	$—

Third quarter:
Aggregate intent to sell	$535	$98	$—	$437
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total third quarter	$535	$98	$—	$437

Fourth quarter:
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total fourth quarter	$—	$—	$—	$—

Total	N/A	$98	$—	N/A

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses in detail the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R as of December 31, 2024:

(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

23312VAS5	$188	$104	$84	$104	$104	3/31/2024
Total			$84

The total amount of OTTI’s recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $0 in 2023 and 2022.

The following table discloses, in the aggregate, all structured securities in an unrealized loss position for which an OTTI has not been recognized in accordance with the requirements of SSAP No. 43R. This includes securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2024
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$189	$19,275
Greater than 12 months	39,144	222,948
Total	$39,333	$242,223

	December 31, 2023
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$422	$14,057
Greater than 12 months	52,498	285,899
Total	$52,920	$299,956

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Income:
Bonds	$59,352	$61,007	$57,992
Mortgage loans	4,332	4,250	4,386
Contract loans	4,316	4,420	4,736
Derivatives	273	219	403
Other	4,225	3,292	799
Total investment income	72,498	73,188	68,316
Investment expenses	(1,730)	(1,830)	(1,873)
Net investment income	$70,768	$71,358	$66,443

The gross, nonadmitted, and admitted amounts for interest income due and accrued as of year-end are as follows:

Accrued Investment Income	2024	2023
	(In Thousands)
Gross	$11,272	$12,174
Nonadmitted	$30	$21
Admitted	$11,242	$12,153

The company did not have any aggregate deferred interest as of December 31, 2024 or December 31, 2023.

The cumulative amount of paid-in-kind interest included in the current principal balance is $0.8 and $0.8 respectively for the year ended December 31, 2024 and December 31, 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Securities Lending

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The securities received in the program cannot be sold or repledged. As of December 31, 2024 and 2023, the fair value of securities retained as collateral by the lending agent on the Company’s behalf was $10.3 and $0.0, respectively.

The Company had loaned securities, which are reflected as invested assets on the balance sheets, with a fair value of approximately $47.5 and $43.3 at December 31, 2024 and 2023, respectively.

The aggregate fair value amount of collateral received, by specific time period, for securities lending agreements at December 31, 2024 and 2023 are shown below:

	At December 31, 2024	At December 31, 2023
	(In Thousands)
Open	$—	$—
30 days or less	13,659	41,800
31 to 60 days	11,392	1,875
61 to 90 days	2,242	—
Greater than 90 days	11,823	1,503
Securities received	—	—
Total collateral received	$39,116	$45,178

The Company uses cash collateral received for income generation and general liquidity purposes. At the end of the loan term, the Company will take back its securities, and the counterparty will receive the amount loaned, together with the agreed upon interest.

The Company has not pledged any of its assets as collateral that are not reclassified and separately reported on the balance sheet.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The aggregate amount of collateral reinvested, by specific time period, for securities lending agreements at December 31, 2024 and 2023 are shown below:

	Securities Lending
	Amortized Cost	Fair Value
	(In Thousands)
At December 31, 2024
Open	$—	$—
30 days or less	13,659	13,659
31 to 60 days	11,392	11,393
61 to 90 days	2,242	2,243
91 to 120 days	6,582	6,583
121 to 180 days	1,236	1,237
181 to 365 days	4,001	4,009
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	3	3
Securities received	—	—
Total collateral reinvested	$39,115	$39,127

At December 31, 2023
Open	$—	$—
30 days or less	41,800	41,800
31 to 60 days	1,875	1,875
61 to 90 days	—	—
91 to 120 days	1,500	1,500
121 to 180 days	—	—
181 to 365 days	—	—
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	3	3
Securities received	—	—
Total collateral reinvested	$45,178	$45,178

The maturity dates of the liabilities appropriately match the invested assets in the securities lending program.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The amounts held as collateral for transactions that extend beyond one year at December 31, 2024 and 2023 are shown below:

Description of Collateral	2024	2023
GEWMC_06-1 - USD	$3	$3
Total Collateral Extending beyond one year	$3	$3

Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2024:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account		Total Assets	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted		Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Total Assets	Supporting General Account Activity**					Total Admitted Restricted
	(In Thousands)
Collateral held under security lending agreements	$50,938	$—	$—	$—	$50,938	$45,211	$5,727	$—	$50,938	2.5%	2.6%
On deposit with states	3,716	—	—	—	3,716	3,760	(44)	—	3,716	0.2	0.2
Total Restricted Assets	$54,654	$—	$—	$—	$54,654	$48,971	$5,683	$—	$54,654	2.7%	2.8%

* Subset of Total General Account Gross Restricted Assets
** Subset of Total Separate Account Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2023:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Total Assets	Supporting General Account Activity**
	(In Thousands)
Collateral held under security lending agreements	$45,211	$—	$—	$—	$45,211	$63,410	$(18,199)	$—	$45,211	2.2%	2.2%
On deposit with states	3,760	—	—	—	3,760	2,685	1,075	—	3,760	0.2	0.2
Derivative Pledged Collateral	—	—	—	—	—	3,235	(3,235)	—	—	—	—
Total restricted assets	$48,971	$—	$—	$—	$48,971	$69,330	$(20,359)	$—	$48,971	2.4%	2.4%

* Subset of Total General Account Gross Restricted Assets
** Subset of Total Separate Account Restricted Assets

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2024:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
General Account
Cash, Cash Equivalents and Short-Term Investments	$1,084	$1,084	0.07%	0.07%
Reinvested collateral assets owned	39,115	39,127	2.53%	2.59%
Total collateral Assets	$40,199	$40,211	2.60%	2.66%
*BACV divided by total assets excluding Separate Accounts
**BACV divided by total admitted assets excluding Separate Accounts

The Company has not received collateral reflected as assets in the separate account.

	Amount	% of Liability to Total Liabilities
	(In Thousands)
Recognized Obligation to Return Collateral Asset (General Account)*	$40,199	3.72%
Recognized Obligation to Return Collateral Asset (Separate Account)**	$—	—%

*BACV divided by total liabilities excluding Separate Accounts
**BACV divided by total liabilities on Separate Accounts

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2023:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
General Account
Cash, Cash Equivalents and Short-Term Investments	$1,082	$1,082	0.07%	0.07%
Reinvested collateral assets owned	$45,178	$45,179	2.78%	2.85%
Total collateral assets	$46,260	$46,261	2.85%	2.92%

*BACV divided by total assets excluding Separate Accounts
**BACV divided by total admitted assets excluding Separate Accounts

The Company has not received collateral reflected as assets in the separate account.

		Amount	% of Liability to Total Liabilities*
		(In Thousands)
Recognized Obligation to Return Collateral Asset (General Account)*		$46,260	4.09%
Recognized Obligation to Return Collateral Asset (Separate Account)**		$—	—%

*BACV divided by total liabilities excluding Separate Accounts
**BACV divided by total liabilities on Separate Accounts

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Troubled Debt Restructuring

The Company has a high quality, well performing, portfolio of commercial mortgage loans and private placement debts. Under certain circumstances, modifications to these contracts are granted. Each modification is evaluated as to whether troubled debt restructuring has occurred. A modification is a troubled debt restructure when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include: reduction of the face amount or maturity amount of the debt as originally stated, reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

As of December 31, 2024, the Company's investments which experienced troubled debt restructuring consisted of one commercial mortgage loan with a total carrying value of $3.6. As of December 31, 2023, the Company held one commercial mortgage loan with a carrying value of $4.2. The Company has no realized losses related to these investments in 2024, 2023, and 2022.

The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

4.    Derivative Financial Instruments Held for Purposes Other than Trading
The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. The Company enters into the following type of derivatives: Credit Contracts, Equity Contracts, Foreign Exchange Contracts and Interest Rate Contracts. The Company's use and hedging strategy of derivatives is detailed in Note 1.
Upfront fees paid or received on derivative contracts are included on the balance sheets as an asset or liability and are being amortized to investment income over the remaining terms of the contracts.

Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the balance sheet. Gains or losses realized as a result of early terminations are recognized in income in the statement of operations or deferred into IMR and amortized into investment income.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over-The-Counter ("OTC") Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported on the balance sheet.

The table below summarizes the Company's types and amounts of collateral held, pledged and delivered related to OTC derivative contracts and cleared derivative contracts:

	As of December 31, 2024	As of December 31, 2023
Collateral Type:	(In Thousands)
Cash
Held - OTC Contracts	$1,084	$1,082
Pledged- Cleared Contracts	—	—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts, which are reflected as invested assets and a liability on the balance sheets, at December 31, 2024 and 2023:

	Notional Amount	Net Carrying Value	Fair Value
	(In Thousands)
December 31, 2024
Derivative contracts:
Credit contracts	$—	$—	$—
Equity contracts	—	—	—
Foreign exchange contracts	16,546	836	1,329
Interest rate contracts	—	—	—
Total derivatives	$16,546	$836	$1,329

December 31, 2023
Derivative contracts:
Credit contracts	$—	$—	$—
Equity contracts	—	—	—
Foreign exchange contracts	18,257	249	858
Interest rate contracts	—	—	—
Total derivatives	$18,257	$249	$858

The Company does not have any derivative contracts with financing premiums.

The Company does not have any derivative with excluded components.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

5.    Concentrations of Credit Risk
The Company held below investment grade corporate bonds with an aggregate book value of $47.7 and $52.0 and an aggregate fair value of $39.2 and $43.4 at December 31, 2024 and 2023, respectively. Those holdings amounted to 4.2% and 4.3% of the Company’s investments in bonds at December 31, 2024 and 2023, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $16.7 and $17.2 with an aggregate fair value of $16.8 and $17.7 at December 31, 2024 and 2023, respectively. The carrying value of these holdings amounted to 1.5% and 1.5% of the Company’s investment in bonds at December 31, 2024 and 2023, respectively.

The Company's commercial mortgage loan portfolio is diversified by geographic region and property type to manage concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates all mortgage loans based on relevant current information including a review of loan-specific credit, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. This review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.

The Company rates all commercial mortgages to quantify the level of risk. The Company places those loans with higher risk on a watch list and closely monitor these loans for collateral deficiency or other credit events that may lead to a potential loss of principal and/or interest.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	2024		2023
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Loan-to-Value
0% - 50%	$86,384	84.2%	$92,451	84.9%
50% - 60%	16,216	15.8	16,431	15.1
Total	$102,600	100.0%	$108,882	100.0%

Debt Service Coverage Ratio
Greater than 1.5x	$77,416	75.5%	$97,215	89.3%
1.25x to 1.5x	22,174	21.6	7,381	6.8
1.0x to 1.25x	3,010	2.9	4,286	3.9
Total	$102,600	100.0%	$108,882	100.0%

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

The following table shows the Company's mortgage loan portfolio diversification by property type:

	As of December 31, 2024		As of December 31, 2023
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Apartments	$33,254	32.4%	$35,238	32.3%
Hotel/Motel	3,638	3.5	4,229	3.9
Industrial	13,351	13.0	13,816	12.7
Office	10,564	10.3	10,896	10.0
Other	5,098	5.0	5,334	4.9
Retail	36,695	35.8	39,369	36.2
Total	$102,600	100.0%	$108,882	100.0%

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's mortgage loan portfolio diversification by region:

	As of December 31, 2024		As of December 31, 2023
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$44,982	43.9%	$46,847	43.0%
South Atlantic	22,597	22.0	23,764	21.8
East North Central	4,133	4.0	4,313	4.0
Mountain	28,572	27.8	30,792	28.3
West North Central	2,316	2.3	3,166	2.9
Total	$102,600	100.0%	$108,882	100.0%

The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:

Year of Origination	2024	2023
	(In Thousands)
2023	$16,216	$16,431
2020	5,256	5,427
2018 and prior	81,128	87,024
Total	$102,600	$108,882

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

6.    Reserves
At December 31, 2024 and 2023, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2024	(In Thousands)
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	105	—	—	105	—
At fair value	—	—	410,888	410,888	62.6
Total with market value adjustment or at fair value	105	—	410,888	410,993	62.6
At book value without adjustment (minimal or no charge or adjustment)	99,821	—	—	99,821	15.2
Not subject to discretionary withdrawal	145,608	—	78	145,686	22.2
Total gross individual annuities reserves	245,534	—	410,966	656,500	100.0%
Less reinsurance ceded	158,869	—	—	158,869
Total net individual annuities reserves	$86,665	$—	$410,966	$497,631
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal	1,466	—	—	1,466	100.0
Total gross group annuities reserves	1,466	—	—	1,466	100.0%
Less reinsurance ceded	—	—	—	—
Total net group annuities reserves	$1,466	$—	$—	$1,466
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	(In Thousands)
Deposit-Type Contracts (no life contingencies):
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	33,238	—	—	33,238	76.8
Not subject to discretionary withdrawal	10,025	—	—	10,025	23.2
Total gross deposit-type annuity reserves	43,263	—	—	43,263	100.0%
Less reinsurance ceded	4,523	—	—	4,523
Total net deposit-type contract reserves	$38,740	$—	$—	$38,740
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023	(In Thousands)
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	940	—	—	940	0.1
At fair value	—	—	417,920	417,920	61.9
Total with market value adjustment or at fair value	940	—	417,920	418,860	62.0
At book value without adjustment (minimal or no charge or adjustment)	110,083	—	—	110,083	16.3
Not subject to discretionary withdrawal	146,327	—	111	146,438	21.7
Total gross individual annuities reserves	257,350	—	418,031	675,381	100.0%
Less reinsurance ceded	165,654	—	—	165,654
Total net individual annuities reserves	$91,696	$—	$418,031	$509,727
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023	(In Thousands)
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal	1,764	—	—	1,764	100.0
Total gross group annuities reserves	1,764	—	—	1,764	100.0%
Less reinsurance ceded	—	—	—	—
Total net group annuities reserves	$1,764	$—	$—	$1,764
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	(In Thousands)
Deposit-Type Contracts (no life contingencies):
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	$—	$—	$—	$—	—%
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	$38,307	$—	$—	$38,307	74.8
Not subject to discretionary withdrawal	12,898	—	—	12,898	25.2
Total gross deposit-type annuity reserves	$51,205	$—	$—	$51,205	100.0%
Less reinsurance ceded	4,439	—	—	4,439
Total net deposit-type contract reserves	$46,766	$—	$—	$46,766
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

At December 31, 2024 and 2023, the Company’s life insurance reserves, including those held in separate accounts that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
	(In Thousands)
December 31, 2024
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$36,824	$131,255
Universal Life	573,599	537,332	582,636
Universal Life with Secondary Guarantees	138,870	128,061	554,343
Indexed Universal Life	26,917	24,091	24,185
Indexed Universal Life with Secondary Guarantees	7,061	6,624	14,253
Other Permanent Cash Value Life Insurance	93,719	194,626	217,745
Variable Life	2,560	2,560	2,560
Variable Universal Life	3,910	3,905	3,678
Not subject to discretionary withdrawal
Term Policies without Cash Value	XXX	XXX	860,230
Accidental Death Benefits	XXX	XXX	47
Disability- Active Lives	XXX	XXX	4,404
Disability- Disabled Lives	XXX	XXX	13,874
Miscellaneous Reserves	XXX	XXX	313,282
Total gross life insurance reserves	846,636	934,023	2,722,492
Less reinsurance ceded	429,441	462,388	1,966,084
Total net general account life insurance reserves	$417,195	$471,635	$756,408

Separate Account with Guarantees
Total net separate account with guarantees life insurance reserves	$—	$—	$—

Separate Account Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Life	$18,292	$18,292	$18,292
Variable Universal Life	32,446	32,434	32,493
Total gross life insurance reserves	50,738	50,726	50,785
Total net separate account with nonguaranteed life insurance reserves	$50,738	$50,726	$50,785

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	Account Value	Cash Value	Reserve
	(In Thousands)
December 31, 2023
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$45,237	$123,568
Universal Life	603,769	559,838	616,981
Universal Life with Secondary Guarantees	141,385	127,586	522,115
Indexed Universal Life	24,370	21,156	21,622
Indexed Universal Life with Secondary Guarantees	6,506	5,862	13,065
Other Permanent Cash Value Life Insurance	98,780	188,571	212,129
Variable Life	2,762	2,762	2,762
Variable Universal Life	4,335	4,328	4,083
Not subject to discretionary withdrawal:
Term Policies without Cash Value	XXX	XXX	914,391
Accidental Death Benefits	XXX	XXX	71
Disability- Active Lives	XXX	XXX	4,616
Disability- Disabled Lives	XXX	XXX	14,331
Miscellaneous Reserves	XXX	XXX	325,719
Total gross life insurance reserves	881,907	955,340	2,775,453
Less reinsurance ceded	439,910	463,519	1,979,804
Total net general account life insurance reserves	$441,997	$491,821	$795,649

Separate Account with Guarantees
Total net separate account with guarantees life insurance reserves	$—	$—	$—

Separate Account with Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Life	$16,792	$16,792	$16,792
Variable Universal Life	30,957	30,946	30,991
Total gross life insurance reserves	47,749	47,738	47,783
Total net separate account with nonguaranteed life insurance reserves	$47,749	$47,738	$47,783

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 and 2023 are as follows:

Type	Gross	Net of Loading
	(In Thousands)
December 31, 2024
Ordinary new business	$101	$2
Ordinary renewal	(7,684)	(7,133)
Group Life	371	349
Totals	$(7,212)	$(6,782)

December 31, 2023
Ordinary new business	$120	$10
Ordinary renewal	(7,384)	(6,354)
Group Life	556	524
Totals	$(6,708)	$(5,820)

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

7.    Separate Accounts
Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

Non-Guaranteed Separate Accounts
(In Thousands)
December 31, 2024
Premium, consideration or deposits for the year	$1,347
Reserves for separate accounts with assets at:
Fair value	$461,751
Amortized cost	—
Total reserves	$461,751
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—
At fair value	461,673
Subtotal	461,673
Not subject to discretionary withdrawal	78
Total separate account aggregate reserves	$461,751

December 31, 2023
Premium, consideration or deposits for the year	$1,766
Reserves for separate accounts with assets at:
Fair value	$465,814
Amortized cost	—
Total reserves	$465,814
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—
At fair value	465,703
Subtotal	465,703
Not subject to discretionary withdrawal	111
Total separate account aggregate reserves	$465,814

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2024 and 2023, the Company reported assets and liabilities from Individual Annuity and Individual Life product lines in separate accounts.

Assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type:

Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets
	(In Thousands)
December 31, 2024
Individual Annuity	$411,868	$—
Individual Life	49,699	—
Total	$461,567	$—

December 31, 2023
Individual Annuity	$419,056	$—
Individual Life	46,665	—
Total	$465,721	$—

As of December 31, 2024 and 2023 separate account assets for products registered with the SEC totaled $461.6 and $465.7, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
(In Thousands)
2024	$2,782
2023	3,114
2022	3,397
2021	3,802
2020	4,125

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company’s general account are as follows:

Year ended	Guarantees Paid
(In Thousands)
2024	$57
2023	205
2022	494
2021	8
2020	76
The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$1,350	$1,770	$1,803
Transfers from separate accounts	(67,768)	57,278	(68,077)
Transfers as reported in the Statements of Operations	$(66,418)	$(55,508)	$(66,274)

Assets supporting separate accounts with additional insurance benefits and minimum investment return guarantees are comprised of equity securities, including mutual funds. The aggregate fair value of the invested assets as of December 31, 2024 and 2023 was $461.6 and $465.7, respectively.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

8.    Federal Income Taxes
The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement generally provides for a separate entity approach and that Voya Financial, Inc. will pay its subsidiaries for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

The following is a list of all affiliated companies that participate in the filing of this consolidated federal income tax return:

Voya Financial, Inc.	Pen-Cal Administrators, Inc.
Voya Holdings Inc.	Voya Special Investments, Inc.
Voya Retirement Insurance and Annuity Company	Voya Institutional Trust Company
ReliaStar Life Insurance Company	Voya Payroll Management, Inc
ReliaStar Life Insurance Company of New York	Benfitfocus, Inc. *
Voya Financial Advisors, Inc.	Benfitfocus.com, Inc. *
Voya Services Company	Tango Health, Inc. *
Security Life Assignment Corp.

*Affiliate was acquired in 2023

Under the intercompany tax sharing agreement, the Company has a receivable of $2.0 at December 31, 2024 and $0.5 at December 31, 2023 from Voya Financial, Inc., an affiliate, for federal income taxes.
Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2024	2023	2022
	(In Thousands)
Federal tax expense on operations	$5,344	$9,563	$6,176
Federal tax benefit on capital gains and losses	(485)	(751)	(2,596)
Total current tax expense incurred	$4,859	$8,812	$3,580

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset (DTA) at December 31, 2024 and 2023 are as follows:

	12/31/2024			12/31/2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross DTAs	$49,222	$1,191	$50,413	$50,013	$329	$50,342	$(791)	$862	$71
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	49,222	1,191	50,413	50,013	329	50,342	(791)	862	71
Deferred Tax Assets Nonadmitted	38,347	—	38,347	36,311	—	36,311	2,036	—	2,036
Admitted Adjusted Gross DTAs	10,875	1,191	12,066	13,702	329	14,031	(2,827)	862	(1,965)
Gross Deferred tax liabilities	3,134	1,191	4,325	5,053	329	5,382	(1,919)	862	(1,057)
Net Admitted Adjusted Gross DTAs	$7,741	$—	$7,741	$8,649	$—	$8,649	$(908)	$—	$(908)

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2024 and 2023 are as follows:

		12/31/24			12/31/23			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	7,640	101	7,741	8,319	329	8,648	(679)	(228)	(907)
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	7,640	101	7,741	8,319	329	8,648	(679)	(228)	(907)
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	62,838	XXX	XXX	67,112	XXX	XXX	(4,274)
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	3,235	1,090	4,326	5,382	—	5,382	(2,147)	1,090	(1,057)
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$10,875	$1,191	$12,066	$13,701	$329	$14,030	$(2,826)	$862	$(1,964)

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation are as follows:

	2024	2023
	(Amounts in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	1,911.21%	1,978.68%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$431,151	$455,137

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	12/31/24		12/31/23		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Amounts in Thousands)
Adjusted gross DTAs	$49,222	$1,191	$50,013	$329	$(791)	$862
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$10,875	$1,191	$13,702	$329	$(2,827)	$862
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	1.79%	100.00%	(1.79)%	(100.00)%

The Company’s tax planning strategies do not include the use of reinsurance.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The significant components of deferred tax assets and deferred tax liabilities are as follows:

	12/31/2024	12/31/2023	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Discounting of unpaid losses	$86	$77	$9
Unearned premium reserve	—	2	(2)
Policyholder reserves	32,164	34,280	(2,116)
Investments	246	617	(371)
Deferred acquisition costs	15,422	13,841	1,581
Policyholder dividends accrual	—	271	(271)
Pension accrual	205	171	34
Receivables - nonadmitted	57	73	(16)
Tax credit carry-forward	682	591	91
Other (including items <5% of total ordinary tax assets)	360	89	271
Subtotal	49,222	50,012	(790)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	38,347	36,311	2,036
Admitted ordinary deferred tax assets	$10,875	$13,701	$(2,826)
Capital:
Investments	$1,191	$329	$862
Admitted capital deferred tax assets	$1,191	$329	$862
Admitted deferred tax assets	$12,066	$14,030	$(1,964)

Deferred Tax Liabilities
Ordinary:
Investments	$690	$638	$52
Deferred and uncollected premiums	—	806	(806)
Policyholder reserves	1,390	2,218	(828)
Other (including items <5% of total ordinary tax liabilities)	691	—	691
Subtotal	$2,771	$3,662	$(891)
Capital:
Investments	$1,554	$1,720	$(166)
Total deferred tax liabilities	$4,325	$5,382	$(1,057)

Net deferred tax assets/(liabilities)	$7,741	$8,648	$(907)

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2024 and 2023, the Company had no valuation allowances.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follows:

		Year Ended December 31
		2024		2023		2022
		Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
		(Amounts In Thousands)
Ordinary income		$39,560		$107,182		$30,333
Capital losses		(1,420)		(2,061)		(1,645)
Total pretax income		$38,140		$105,121		$28,688
Expected tax expense at 21% statutory rate		8,010	21.0%	22,075	21.0%	6,024	21.0%
Increase (decrease) in actual tax reported resulting from:
a.	Dividends received deduction	(817)	(2.1)	(283)	(0.3)	(321)	(1.1)
b.	Interest maintenance reserve	(315)	(0.8)	(626)	(0.6)	175	0.6
c.	Reinsurance	(2,590)	(6.8)	(2,729)	(2.6)	(1,288)	(4.5)
d.	Tax credits	(40)	(0.1)	(4)	—	(734)	(2.6)
e.	Prior year tax	(534)	(1.4)	(8)	—	(17)	(0.1)
f.	Other	5	—	7	—	20	0.1
Total income tax reported		$3,719	9.8%	$18,432	17.5%	$3,860	13.5%

Current income taxes incurred		4,859	12.7%	8,812	8.4%	3,581	12.5%
Change in deferred income tax*		(1,140)	(2.9)%	9,620	9.1%	279	1.0%
Total income tax reported		$3,719	9.8%	$18,432	17.5%	$3,860	13.5%

* Excluding tax on unrealized gains (losses) and other surplus items

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2024, there is no net operating loss carryforward and the Company's tax credit carryforwards originated and expire as follows:

	Year of Origination	Year of Expiration	Amount
			(In Thousands)
Low Income Housing Credit	2013	2033	$21

Foreign Tax Credit	2015	2025	$126
Foreign Tax Credit	2016	2026	140
Foreign Tax Credit	2017	2027	135
Foreign Tax Credit	2018	2028	99
Foreign Tax Credit	2019	2029	77
Foreign Tax Credit	2020	2030	74
Foreign Tax Credit	2022	2032	7
Foreign Tax Credit	2024	2034	4
Total Foreign Tax Credit			$662

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2024 and 2023.

There were no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2024 and 2023.

The Company has no unrecognized tax liability as of December 31, 2024 and 2023.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company has no transferable or non-transferable state tax credit assets as of December 31, 2024 and 2023.

The Company recognizes accrued interest and penalties related to tax contingencies in Federal income taxes and Federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest or penalties as of December 31, 2024 and 2023.

For the tax years 2022 through 2024, Voya Financial, Inc. participates in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2023 tax year, Voya Financial, Inc. is in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for that tax year. For the 2024 tax year, Voya Financial, Inc. is in the Compliance Maintenance Bridge Plus ("Bridge Plus") phase of CAP. In the Bridge Plus phase, the IRS will review the tax return and issue either a full or partial acceptance letter upon completion of review.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Voya Financial, Inc. filed amended federal income tax returns for tax years 2012 through 2018 to claim a foreign tax credit instead of utilizing a foreign tax deduction. Voya Financial, Inc. does not anticipate an adjustment to its claim as filed. The audit of the claim is ongoing.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”). The Act and CAMT are effective for tax years beginning after 2022. The Company, a nonapplicable reporting entity, is part of an affiliated group of entities who file a single consolidated return. Based upon available information, the Company was not subject to the CAMT for 2024 or 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

9.    Reinsurance
The Company is involved in ceded reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

The company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2024	2023	2022
	(In Thousands)
Premiums	$107,881	$117,507	$118,232
Benefits paid or provided	$210,139	$189,363	$244,229
Policy and contract liabilities at year end	$2,163,833	$2,182,385	$2,197,607

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

There were no assumed premiums in 2024, 2023, and 2022.

The amount of reinsurance credits taken for new agreements executed since January 1, 2024 which include policies or contracts that were in force or which had existing reserves established by the Company, were $0.0.

The Company estimates that an aggregate reduction in surplus of $170.2 would occur in the event that all reinsurance agreements were terminated, by either party, as of December 31, 2024. The amount estimated as of December 31, 2023 and 2022 was $176.6 and $176.8, respectively.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

10.    Capital and Surplus
Under New York insurance regulations, the Company is required to maintain a minimum total capital and surplus of $0.5.

The Company is permitted to pay a dividend to its parent, ReliaStar, without prior insurance regulatory approval, in any calendar year based on either of two standards.

1.Dividends paid out of earned surplus - (defined as positive “unassigned funds (surplus)” excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of:
a.10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
b.its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year.

In addition, under this standard, the Company may not, without prior insurance regulatory approval, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative.
2.Dividends paid out of other than earned surplus - the lesser of:
a.10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
b.its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains).

In addition, the Company will be permitted to pay a dividend to ReliaStar in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.

On March 8, 2024, the Company declared an ordinary dividend in the amount of $21.0, which was paid to its sole shareholder, ReliaStar on March 25, 2024.

On December 6, 2024, the Company declared an ordinary dividend in the amount of $24.0, which was paid to its sole shareholder, ReliaStar, on January 3, 2025.

On December 8, 2023, the Company declared an ordinary dividend in the amount of $24.0, which was paid to its sole shareholder, ReliaStar, on January 2, 2024.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

On March 18, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to its sole shareholder, ReliaStar, on March 30, 2022.

On June 17, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to its sole shareholder, ReliaStar, on June 30, 2022.

On September 12, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to its sole shareholder, ReliaStar, September 29, 2022.

On December 2, 2022, the Company declared an ordinary dividend in the amount of $10.8 which was paid to its sole shareholder, ReliaStar, on December 29, 2022.

Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

11.    Fair Values of Financial Instruments
The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value-Revised ("SSAP No. 100R").

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

▪Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
▪Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)Quoted prices for similar assets or liabilities in active markets;
b)Quoted prices for identical or similar assets or liabilities in non-active markets;
c)Inputs other than quoted market prices that are observable; and
d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments and derivatives described below, though the Company’s composition of asset mix can change from period to period and all assets described below may not be held at December 31, 2024.

Bonds and other invested assets: Fair values for corporate bonds, asset-backed securities, U.S. agency bonds, and foreign securities are obtained through observable pricing method such as matrix pricing, market corroborated pricing, or inputs such as yield curves and indices. Several commercial pricing services are used, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values.

Privately placed are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Company’s evaluation of the borrower’s ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. The valuations obtained from brokers and third-party commercial pricing services are non-binding. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Preferred and Common Stock: Fair values of publicly traded equity securities are generally based upon quoted market price, while some preferred and common stock prices are obtained through commercial pricing services. Other equity securities, typically private equities or equity securities not traded on an exchange are valued by other sources such as analytics or brokers.

Mortgage loans: Fair values for commercial real estate loans were generated using a discounted cash flow analyses which utilizes rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31st and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

Contract loans: Fair values approximate the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.

Cash equivalents and short-term investments: Fair values are generally determined based on most quoted market prices.

Derivatives: Fair values are generally calculated based on broker/dealer valuations or on internal discounted cash flow pricing models. These models take into account current cash flow assumptions, the counterparties’ credit standing, and observable key financial data, such as yield curves, exchange rates, Standard and Poor’s (“S&P”) 500 Index prices, Secured Overnight Financing Rate (“SOFR”), and Overnight Index Swap Rates (“OIS”), which are obtained from third party sources and uploaded into the derivative accounting system. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third party brokers. Valuations for the Company’s futures contracts are based on unadjusted quoted prices from an active exchange. Derivatives which qualify for hedge accounting treatment are reported in a manner that is consistent with the accounting for the hedged asset or liability.

Assets held in separate accounts: Fair values are calculated based on the underlying investments in the separate accounts. The underlying investments include mutual funds, short-term investments and cash, the valuations of which are based upon a quoted market price. The underlying instruments in bonds have valuations that are obtained from third-party commercial pricing services and brokers and are classified in the fair value hierarchy consistent with the policies described above for bonds.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Supplementary contracts and immediate annuities: Fair value are estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included.

Deposit type contracts: Fair values are estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. For certain deposit type contracts, fair value is estimated by discounting cash flows at rates that are risk-free rates plus an adjustment for nonperformance risk.

Long-term debt: Fair values are based upon discounted future cash flows using a discount rate approximating the current market rate, incorporating nonperformance risk.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2024:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds, including securities pledged	$1,030,138	$1,127,619	$34,106	$956,911	$39,121
Preferred stock	4,821	5,078	—	—	4,821
Common stock	2,247	2,247	829	—	1,417
Mortgage loans	97,734	102,600	—	—	97,734
Contract loans	56,865	56,865	—	56,865	—
Other invested assets	1,621	2,397	—	1,621	—
Cash equivalents and short-term investments	106,404	106,404	30,199	76,205	—
Derivatives
Foreign exchange contracts	1,291	865	—	1,291	—
Separate account assets	461,567	461,567	461,567	—	—
Total Assets	$1,762,688	$1,865,642	$526,701	$1,092,893	$143,093

Liabilities:
Deposit type contracts	$26,771	$26,771	$—	$26,771	$—
Supplementary contracts and immediate annuities	11,442	11,969	—	—	11,442
Derivatives
Foreign exchange contracts	38	29	—	38	—
Total Liabilities	$38,251	$38,769	$—	$26,809	$11,442

The Company did not have any financial instruments for which it was not practicable to estimate fair value or measured and reported at net asset value (NAV) as of December 31, 2024.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2023:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds, including securities pledged	$1,116,221	$1,213,509	$24,790	$1,051,934	$39,497
Preferred stock	3,594	3,851	2	—	3,592
Common stock	2,304	2,304	1,020	—	1,284
Mortgage loans	103,016	108,882	—	—	103,016
Contract loans	61,858	61,858	—	61,858	—
Other invested assets	1,744	2,410	—	1,744	—
Cash equivalents and short-term investments	68,309	68,309	28,300	40,006	3
Derivatives
Foreign exchange contracts	860	393	—	860	—
Separate account assets	465,721	465,721	465,721	—	—
Total Assets	$1,823,627	$1,927,237	$519,833	$1,156,402	$147,392

Liabilities:
Deposit type contracts	$32,326	$32,326	$—	$32,326	$—
Supplementary contracts and immediate annuities	15,235	14,440	—	—	15,235
Derivatives
Foreign exchange contracts	2	144	—	2	—
Total Liabilities	$47,563	$46,910	$—	$32,328	$15,235

The Company did not have any financial instruments for which it was not practicable to estimate fair value or measured and reported at net asset value (NAV) as of December 31, 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The table below shows assets and liabilities measured and reported at fair value as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Preferred stock	$—	$—	$1,526	$1,526
Common stock	829	—	1,417	2,246
Separate account assets	461,567	—	—	461,567
Total assets	$462,396	$—	$2,943	$465,339

Liabilities:
Deposit type contracts	$—	$26,771	$—	$26,771
Total liabilities	$—	$26,771	$—	$26,771

The table below shows assets and liabilities measured and reported at fair value as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Commercial mortgage-backed	$—	$423	$—	$423
Preferred stock	2	—	1,577	1,579
Common stock	1,020	—	1,284	2,304
Separate account assets	465,721			465,721
Total assets	$466,743	$423	$2,861	$470,027

Liabilities:
Deposit type contracts	$—	$32,326	$—	$32,326
Total liabilities	$—	$32,326	$—	$32,326

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2024:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
	(In Thousands)
Preferred Stock	$1,577	$—	$—	$—	$(51)	$—	$—	$—	$—	$1,526
Common Stock	1,284	—	—	—	133	—	—	—	—	1,417
Total	$2,861	$—	$—	$—	$82	$—	$—	$—	$—	$2,943

There were no transfers into or out of Level 3 during the year ended December 31, 2024.

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2023:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
	(In Thousands)
Preferred Stock	$1,548	$—	$—	$—	$29	$—	$—	$—	$—	$1,577
Common Stock	1,425		—	—	(141)	—	—	—	—	1,284
Total	$2,973	$—	$—	$—	$(112)	$—	$—	$—	$—	$2,861

There were no transfers into or out of Level 3 during the year ended December 31, 2023.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

12.    Commitments and Contingencies
Operating Leases: The Company is party to certain cost sharing agreements with other affiliated Voya Financial, Inc. companies. Included in these cost sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. The Company incurred rent expense of $0.1, $0.1 and $0.2 during years ended December 31, 2024, 2023 and 2022, respectively under this cost sharing methodology.

Legal Proceedings: The Company is involved in threatened or pending lawsuits or arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation and arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Some claims are asserted as class actions, purporting to represent a group of similarly situated individuals.

Regulatory Matters: As with many financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Some of the investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action is difficult to predict, but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action will have a material adverse effect on the Company's financial position.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgage loans of $1.0 and $0.0 at December 31, 2024 and 2023, respectively. The Company is also committed to provide minimal additional capital contributions to partnerships at December 31, 2024 and 2023.
Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its parent.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

residential mortgage backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

13.    Financing Agreements
The Company has entered into a reciprocal loan agreement with Voya Financial, Inc. to promote efficient management of cash and liquidity and to provide for unanticipated short-term cash requirements. Under this agreement, which expires February 21, 2026, the Company and Voya Financial, Inc. can borrow up to 5% of the Company’s admitted assets excluding separate accounts as of December 31 of the preceding year from one another. Interest on any borrowing by a subsidiary under a reciprocal loan agreement is charged at a rate based on the prevailing market rate for similar third-party borrowing or securities. Under this agreement, the Company received interest income of $2.4 for the year ended December 31, 2024, $0.6 interest income for the year ended December 31, 2023 and minimal interest income for the year ended 2022.

The Company did not incur any interest expense for the year ended December 31, 2024 and incurred minimal interest expense on borrowed money during 2023 and 2022.

As of December 31, 2024 the Company had $76.2 outstanding receivable and no outstanding payable from Voya Financial, Inc. under the terms of a reciprocal loan agreement. As of December 31, 2023, the Company had $40.0 outstanding receivable and no outstanding payable under the reciprocal loan agreement.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

14.    Related Party Transactions
The Company has entered into various management and services contracts with other affiliated Voya Financial, Inc. companies. The costs associated with these agreements are allocated among those companies in accordance with systematic cost allocation methods. Balances due to/from affiliates are settled monthly. The Company's material related party agreements are detailed below:

Services Agreements: The Company has entered into a services agreement with each of its affiliated insurers, Voya Services Company ("VSC") and Voya Financial Partners, LLC ("VFP"), whereby the affiliated insurers, VSC, and VFP, provide certain administrative, management, professional, advisory, consulting and other services to the Company. For years ended December 31, 2024, 2023 and 2022, expenses related to the agreements were incurred in the amount of $22.0, $22.9 and $29.0, respectively.

Tax Sharing Agreements: See Note 8 for disclosure related to the federal tax sharing agreement.

The Company has also entered into a state tax sharing agreement with Voya Financial, Inc. and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which Voya Financial, Inc. and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

15.    Accident and Health Contracts
The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2024	2023
	(In Thousands)
Balance at January 1	$31,877	$30,880
Less reinsurance recoverables	1,184	796
Net balance at January 1	30,693	30,084

Incurred related to:
Current year	99,785	81,193
Prior years	5,000	(6,319)
Total incurred	104,785	74,874

Paid related to:
Current year	58,968	53,756
Prior years	32,908	20,509
Total paid	91,876	74,265

Net balance at December 31	43,601	30,693
Plus reinsurance recoverables	703	1,184
Balance at December 31	$44,304	$31,877

The change in incurred losses and loss adjustment expenses attributable to insured events of prior years is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and policy and contract claims on the balance sheets.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

16.    Retrospectively Rated Contracts
The Company estimates accrued retrospective premium adjustments for its group life insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premium as an adjustment to earned premium. The Company has no retrospectively rated contracts for the year ended December 31, 2024. The amount of net group life premiums written by the Company that was subject to retrospective rating features was $0.5 and $0.8 for December 31, 2023 and 2022, respectively. This represented 5.3% and 12.6% of the total net group life premium written for December 31, 2023 and 2022, respectively. The amount of net group health premiums written by the Company that was subject to retrospective rating features was minimal for December 31, 2023 and 2022. This represented less than 1.0% of the total net group health premium in both years. No other net premiums written by the Company are subject to retrospective rating features.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements – Statutory Basis
December 31, 2024
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

17.    Subsequent Events
The Company is not aware of any events occurring subsequent to December 31, 2024 that may have a material effect on the Company's financial statements. The Company evaluated events subsequent to December 31, 2024 through April 1, 2025, the date the financial statements were available to be issued.